UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 Or 15(d) of the Securities Exchange Act of 1934

September 10, 2007
Date of Report (Date of earliest event reported)

Commission File Number 1-6560

THE FAIRCHILD CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

34-0728587
(I.R.S. Employer Identification No.)

1750 Tysons Boulevard, Suite 1400, McLean, VA 22102
(Address of principal executive offices)

(703) 478-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

FORWARD-LOOKING STATEMENTS:

     Certain statements in this filing contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operation and business. These statements relate to analyses and other information, which are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as ‘‘anticipate,’’ ‘‘believe,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘will’’ and similar terms and phrases, including references to assumptions. These forward-looking statements involve risks and uncertainties, including current trend information, projections for deliveries, backlog and other trend estimates that may cause our actual future activities and results of operations to be materially different from those suggested or described in this financial discussion and analysis by management. These risks include: our ability to finance and successfully operate our retail businesses; our ability to accurately predict demand for our products; our ability to receive timely deliveries from vendors; our ability to raise cash to meet seasonal demands; our dependence on the retail and aerospace industries; our ability to maintain customer satisfaction and deliver products of quality; our ability to properly assess our competition; our ability to improve our operations to profitability status; our ability to liquidate non-core assets to meet cash needs; our ability to attract and retain highly qualified executive management; our ability to achieve and execute internal business plans; weather conditions in Europe during peak business season and on weekends; labor disputes; competition; worldwide political instability and economic growth; military conflicts, including terrorist activities; infectious diseases; and the impact of any economic downturns and inflation.

     If one or more of these and other risks or uncertainties materializes, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. Given these uncertainties, users of the information included in this report, including investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements. We do not intend to update the forward-looking statements included in this filing, even if new information, future events or other circumstances have made them incorrect or misleading.

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     On September 10, 2007, The Fairchild Corporation (the “Registrant” or the “Company”) dismissed KPMG LLP (“KPMG”) as the Registrant’s principal accountants effective immediately.  The decision to dismiss KPMG was approved by the Registrant’s Board of Directors and Audit Committee of the Board of Directors.

     The audit reports of KPMG on the Registrant’s consolidated financial statements as of and for the years ended September 30, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     KPMG’s report on the Registrant’s consolidated financial statements as of and for the years ended September 30, 2006 and 2005 contained a separate paragraph stating that:  “As discussed in Note 2 to the consolidated financial statements, the Company has restated its consolidated financial statements as of September 30, 2005 and for each of the years ended September 30, 2005 and 2004.”

     During the two fiscal years ended September 30, 2006, and the subsequent interim period through September 10, 2007, there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement.

     During the two fiscal years ended September 30, 2006, and the subsequent interim period through September 10, 2007, there were no “reportable events”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that KPMG advised the Company of the following material weaknesses:

     In its Annual Report on Form 10-K as of and for the fiscal year ended September 30, 2005, the Registrant reported it had material weaknesses in the following areas of the Registrant's internal control over financial reporting: (1) the Company did not have adequate resources in financial statement matters related to the accounting for complex and non-routine transactions in accordance with U.S. generally accepted accounting principles; and (2) the Company did not have effective policies and procedures in place to review and approve the propriety of certain journal entries prepared at two of our subsidiaries.

     In its Annual Report on Form 10-K as of and for the fiscal year ended September 30, 2006, the Registrant reported it had material weaknesses in the following areas of the Registrant's internal control over financial reporting: (1) the Company did not have adequate resources in financial statement matters related to the accounting for complex and non-routine transactions in accordance with U.S. generally accepted accounting principles; and (2) the Company did not possess the appropriate number of tax personnel necessary to adequately review related tax accounts.

     The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of September 30, 2005 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     KPMG's report on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of September 30, 2005 indicates that the Company did not maintain effective internal control over financial reporting as of September 30, 2005 because of the effect of material weaknesses in the achievement of the objectives of the control criteria and contains an explanatory paragraph that states:  (1) the Company did not have adequate resources in financial statement matters related to the accounting for complex and non-routine transactions in accordance with U.S. generally accepted accounting principles; and (2) the Company did not have effective policies and procedures in place to review and approve the propriety of certain journal entries prepared at two of our subsidiaries.

     The Registrant provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K (“Report”) prior to the time the Report was filed with the Securities and Exchange Commission (“SEC”).  The Registrant requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of KPMG’s letter dated September 13, 2007 is attached as Exhibit 16.1 hereto.

     On September 10, 2007, the Registrant engaged BDO Seidman, LLP (“BDO”) as its new principal accountants for the fiscal year ending September 30, 2007.  The decision to engage BDO Seidman, LLP was approved by the Registrant’s Board of Directors and Audit Committee of the Board of Directors.

     In deciding to engage BDO, the Registrant’s Audit Committee reviewed auditor independence issues and existing commercial relationships with BDO and concluded that BDO has no commercial relationship with the Registrant that would impair its independence.  During the years ended September 30, 2006 and 2005, and in the subsequent interim period through September 10, 2007, neither the Registrant nor anyone acting on its behalf has consulted with BDO on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

    16.1     Letter from KPMG LLP dated September 13, 2007.

SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 13, 2007

By:	/s/ MICHAEL L. McDONALD
Name:	Michael L. McDonald
Title:	Senior Vice President and Chief Financial Officer